SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 16, 2007


                               SERVICE 1ST BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              CALIFORNIA               000-50323            32-0061893
     ----------------------------    -------------     ----------------------
     (State or other jurisdiction    (File Number)       (I.R.S. Employer
           of incorporation)                           identification number)


                  49 West 10th Street, Tracy, California 95376
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (209) 956-7800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13c-4(c))

Item 8.01.    Other Events
              ------------

              Service 1st Bancorp (the "Company", OTCBB: SVCF), parent company for Service 1st Bank and Charter Services Group, Inc. ("Charter"), announced today its growth-prompted decision to realign executive management responsibilities in order to better position the Company for profit maximization.

              The foregoing is qualified by reference to the press release attached as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits
              ---------------------------------

              a.   Financial Statements
                   --------------------

                   None.

              b.   Pro Forma Financial Information
                   -------------------------------

                   None.

              c.   Exhibits
                   --------

              (99.1)  Press Release dated March 16, 2007

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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 16, 2007

Service 1st Bancorp


By: /s/ JOHN O. BROOKS
    ----------------------------
    Chief Executive Officer
    and Chairman of the Board

                                  EXHIBIT INDEX



                                                                     Sequential
  Exhibit Number                 Description                         Page Number
  --------------                 -----------                         -----------

       99.1            Press Release dated March 16, 2007            5-6

                                       4